The Transfer  Agency and Service Agreement between T. Rowe
          Price Services, Inc. and T. Rowe Price Funds, dated January 1, 1995, as amended, should be inserted here.







          PAGE 1
                        TRANSFER AGENCY AND SERVICE AGREEMENT

                                       between

                             T. ROWE PRICE SERVICES, INC.

                                         and

                     EACH OF THE PARTIES INDICATED ON APPENDIX A
























































          PAGE 2
                                  TABLE OF CONTENTS

                                                                  Page
          Article A Terms of Appointment  . . . . . . . . . . . . . 2

          Article B Duties of Price Services  . . . . . . . . . . . 2
                    1.   Receipt of Orders/Payments . . . . . . . . 3

                    2.   Written Redemptions  . . . . . . . . . . . 4
                    3.   Transfers  . . . . . . . . . . . . . . . . 5

                    4.   Confirmations  . . . . . . . . . . . . . . 6
                    5.   Returned Checks and ACH Debits . . . . . . 6

                    6.   Redemptions of Shares under Ten Day Hold . 6
                    7.   Dividends, Distributions and Other
                         Corporate Actions  . . . . . . . . . . . . 8

                    8.   Unclaimed Payments and Certificates  . . . 9
                    9.   Books and Records  . . . . . . . . . . . . 9

                    10.  Authorized Issued and Outstanding Shares  11
                    11.  Tax Information  . . . . . . . . . . . .  11

                    12.  Information to be Furnished to the Fund   12
                    13.  Correspondence . . . . . . . . . . . . .  12

                    14.  Lost or Stolen Securities  . . . . . . .  12
                    15.  Telephone Services . . . . . . . . . . .  12

                    16.  Proxies  . . . . . . . . . . . . . . . .  13
                    17.  Form N-SAR . . . . . . . . . . . . . . .  13

                    18.  Cooperation With Accountants . . . . . .  13
                    19.  Blue Sky . . . . . . . . . . . . . . . .  13

                    20.  Other Services . . . . . . . . . . . . .  14
                    21.  Fees and Out-of-Pocket Expenses  . . . .  14

          Article C Representations and Warranties of the Price
                    Services  . . . . . . . . . . . . . . . . . .  15
          Article D Representations and Warranties of the Fund  .  16

          Article E Standard of Care/Indemnification  . . . . . .  17
          Article F Dual Interests  . . . . . . . . . . . . . . .  19

          Article G Documentation . . . . . . . . . . . . . . . .  19


















          PAGE 3
          Article H References to Price Services  . . . . . . . .  20

          Article I Compliance with Governmental Rules and
                    Regulations . . . . . . . . . . . . . . . . .  21
          Article J Ownership of Software and Related Material  .  21

          Article K Quality Service Standards . . . . . . . . . .  21
          Article L As of Transactions  . . . . . . . . . . . . .  21

          Article M Term and Termination of Agreement . . . . . .  24
          Article N Notice  . . . . . . . . . . . . . . . . . . .  25

          Article O Assignment  . . . . . . . . . . . . . . . . .  25
          Article P Amendment/Interpretive Provisions . . . . . .  25

          Article Q Further Assurances  . . . . . . . . . . . . .  25
          Article R Maryland Law to Apply . . . . . . . . . . . .  26

          Article S Merger of Agreement . . . . . . . . . . . . .  26
          Article T Counterparts  . . . . . . . . . . . . . . . .  26

          Article U The Parties . . . . . . . . . . . . . . . . .  26
          Article V Directors, Trustees, Shareholders and
                    Massachusetts Business Trust  . . . . . . . .  26

          Article W Captions  . . . . . . . . . . . . . . . . . .  27







































          PAGE 4
                        TRANSFER AGENCY AND SERVICE AGREEMENT

               AGREEMENT made as of the first day of January, 1995, by and between T. ROWE PRICE SERVICES, INC., a Maryland corporation having its principal office and place of business at 100 East

          Pratt Street, Baltimore, Maryland 21202 ("Price Services"), and

          EACH FUND WHICH IS LISTED ON APPENDIX A (as such Appendix may be amended from time to time) and which evidences its agreement to be bound hereby by executing a copy of this Agreement (each such

          Fund individually hereinafter referred to as "the Fund", whose definition may be found in Article U);

               WHEREAS, the Fund desires to appoint Price Services as its transfer agent, dividend disbursing agent and agent in connection with certain other activities, and Price Services desires to accept such appointment;

               WHEREAS, Price Services represents that it is registered

          with the Securities and Exchange Commission as a Transfer Agent

          under Section 17A of the Securities Exchange Act of 1934 ("'34

          Act") and will notify each Fund promptly if such registration is revoked or if any proceeding is commenced before the Securities and Exchange Commission which may lead to such revocation;

               WHEREAS, certain of the Funds are named investment options under various tax-sheltered retirement plans including, but not limited to, individual retirement accounts, simplified employee pension plans, deferred compensation plans, 403(b) plans, and profit sharing, thrift, and money purchase pension plans for self-employed individuals and professional partnerships and corporations, (collectively referred to as "Retirement Plans");

               WHEREAS, Price Services has the capability of providing

          special services, on behalf of the Funds, for the accounts of shareholders participating in these Retirement Plans ("Retirement

          Accounts").

               WHEREAS, Price Services may subcontract or jointly contract with other parties, on behalf of the Funds, including, but not limited to, DST, SRI, Moore Business Forms, Boston Financial Data

          Services, Inc., and The Analytical Sciences Corporation, to

          perform certain of the functions and services described herein including services to Retirement Plans and Retirement Accounts.

          Price Services may also enter into, on behalf of the Funds,

          certain banking relationships to perform various banking services including, but not limited to, check deposits, check

          disbursements, automated clearing house transactions ("ACH") and wire transfers.  Subject to guidelines mutually agreed upon by the Funds and Price Services, excess balances, if any, resulting from these banking relationships will be invested and the income therefrom will be used to offset fees which would otherwise be charged to the Funds under this Agreement.

               NOW, THEREFORE, in consideration of the mutual covenants

          herein contained, the parties hereto agree as follows:

          A.   Terms of Appointment

               Subject to the terms and conditions set forth in this

          Agreement, the Fund hereby employs and appoints Price Services to act, and Price Services agrees to act, as the Fund's transfer agent, dividend disbursing agent and agent in connection with:

          (1) the Fund's authorized and issued shares of its common stock or shares of beneficial interest (all such stock and shares to be referred to as "Shares"); (2) any accumulation, open-account or similar plans provided to the shareholders of the Fund

          ("Shareholders"), including, without limitation, any periodic investment plan or periodic withdrawal program; and (3) certain

          Retirement Plan and Retirement Accounts as agreed upon by the parties.

               The parties to the Agreement hereby acknowledge that from

          time to time, Price Services and T. Rowe Price Trust Company may enter into contracts ("Other Contracts") with employee benefit plans and/or their sponsors for the provision of certain plan participant services to Retirement Plans and Retirement Accounts.

           Compensation paid to Price Services pursuant to this Agreement is with respect to the services described herein and not with respect to services provided under Other Contracts.

          B.   Duties of Price Services

               Price Services agrees that it will perform the following

          services:

               1.   Receipt of Orders/Payments

                    Receive for acceptance, orders/payments for the

               purchase of Shares and promptly deliver payment and

               appropriate documentation thereof to the authorized

               custodian of the Fund (the "Custodian").  Upon receipt of

               any check or other instrument drawn or endorsed to it as

               agent for, or identified as being for the account of, the

               Fund, Price Services will process the order as follows:

               o    Examine the check to determine if the check conforms to

                    the Funds' acceptance procedures (including certain

                    third-party check procedures).  If the check conforms,

                    Price Services will endorse the check and include the

                    date of receipt, will process the same for payment, and

                    deposit the net amount to the parties agreed upon

                    designated bank account prior to such deposit in the

                    Custodial account, and will notify the Fund and the

                    Custodian, respectively, of such deposits (such

                    notification to be given on a daily basis of the total

                    amount deposited to said accounts during the prior

                    business day);

               o    Open a new account, if necessary, and credit the

                    account of the investor with the number of Shares to be

                    purchased according to the price of the Fund's Shares

                    in effect for purchases made on that date,  subject to

                    any instructions which the Fund may have given to Price

                    Services with respect to acceptance of orders for

                    Shares relating to payments so received by it;

               o    Maintain a record of all unpaid purchases and report

                    such information to the Fund daily;

               o    Process periodic payment orders, as authorized by

                    investors, in accordance with the payment procedures

                    for pre-authorized checking ("PAC") and ACH purchases

                    mutually agreed upon by both parties;

               o    Receive monies from Retirement Plans and determine the

                    proper allocation of such monies to the Retirement

                    Accounts based upon instructions received from

                    Retirement Plan participants or Retirement Plan

                    administrators ("Administrators"); and

               o    Process telephone orders for purchases of Fund shares

                    from the Shareholder's bank account (via wire or ACH)

                    to the Fund in accordance with procedures mutually

                    agreed upon by both parties.

                    Upon receipt of funds through the Federal Reserve Wire

          System that are designated for purchases in Funds which declare dividends at 12:00 p.m. (or such time as set forth in the Fund's current prospectus),  Price Services shall promptly notify the

          Fund and the Custodian of such deposit.

               2.   Redemptions

                    Receive for acceptance redemption requests, including

               telephone redemptions and requests received from

               Administrators for distributions to participants or their

               designated beneficiaries or for payment of fees due the

               Administrator or such other person, including Price

               Services, and deliver the appropriate documentation thereof to the Custodian.  Price Services shall receive and stamp

               with the date of receipt, all requests for redemptions of

               Shares (including all certificates delivered to it for

               redemption) and shall process said redemption requests as

               follows, subject to the provisions of Section 7 hereof:

               o    Examine the redemption request and, for written

                    redemptions, the supporting documentation, to determine

                    that the request is in good order and all requirements

                    have been met;

               o    Notify the Fund on the next business day of the total

                    number of Shares presented and covered by all such

                    requests;

               o    As set forth in the prospectus of the Fund, and in any

                    event, on or prior to the seventh (7th) calendar day

                    succeeding any such request for redemption, Price

                    Services shall, from funds available in the accounts

                    maintained by Price Services as agent for the Funds,

                    pay the applicable redemption price in accordance with

                    the current prospectus of the Fund, to the investor,

                    participant, beneficiary, Administrator or such other

                    person, as the case may be;

               o    If any request for redemption does not comply with the

                    Fund's requirements, Price Services shall promptly

                    notify the investor of such fact, together with the

                    reason therefore, and shall effect such redemption at

                    the price in effect at the time of receipt of all

                    appropriate documents;

               o    Make such withholdings as may be required under

                    applicable Federal and State

                    taxlaw;

               o    In the event redemption proceeds for the payment of

                    fees are to be wired through the Federal Reserve Wire

                    System or by bank wire, Price Services shall cause such

                    proceeds to be wired in Federal funds to the bank

                    account designated; and

               o    Process periodic redemption orders as authorized by the

                    investor in accordance with the periodic withdrawal

                    procedures for Systematic Withdrawal Plan ("SWP") and

                    systematic ACH redemptions mutually agreed upon by both

                    parties.

                    Procedures and requirements for effecting and accepting

               redemption orders from investors by telephone, Tele*Access,

               Mailgram, or written instructions shall be established by

               mutual agreement between Price Services and the Fund

               consistent with the Fund's current prospectus.

               3.   Transfers

                    Effect transfers of Shares by the registered owners

               thereof upon receipt of appropriate instructions and

               documentation and examine such instructions for conformance with appropriate procedures and requirements.  In this

               regard, Price Services, upon receipt of a proper request for transfer, including any transfer involving the surrender of certificates of Shares, is authorized to transfer, on the

               records of the Fund, Shares of the Fund, including

               cancellation of surrendered certificates, if any, to credit a like amount of Shares to the transferee and to countersign, issue and deliver new certificates, if

               requested, for those Funds issuing certificates.

               4.   Confirmations

                    Mail all confirmations and other enclosures requested

               by the Fund to the shareholder, and in the case of

               Retirement Accounts, to the Administrators, as may be

               required by the Funds or by applicable Federal or state law.

               5.   Returned Checks and ACH Debits

                    In order to minimize the risk of loss to the Fund by

               reason of any check being returned unpaid, Price Services

               will promptly identify and follow-up on any check or ACH

               debit returned unpaid.  For items returned, Price Services may telephone the investor and/or redeposit the check or

               debit for collection or cancel the purchase, as deemed

               appropriate.

               6.   Redemption of Shares under Ten Day Hold

               o    Uncollected Funds

                    Shares purchased by personal, corporate, or

                    governmental check, or by ACH will be considered

                    uncollected until the tenth calendar date following the

                    trade date of the trade ("Uncollected Funds");

               o    Good Funds

                    Shares purchased by treasurer's, cashier, certified, or

                    official check, or by wire transfer will be considered

                    collected immediately ("Good Funds").  Absent

                    information to the contrary (i.e., notification from

                    the payee institution), Uncollected Funds will be

                    considered Good Funds on the tenth calendar day

                    following trade date.

               o    Redemption of Uncollected Funds

                    o    Shareholders making telephone requests for

                         redemption of shares purchased with Uncollected

                         Funds will be given two options:

                         1.   The Shareholder will be permitted to exchange

                         to a money market fund to preserve principal until

                         the payment is deemed Good Funds,

                         2.   The redemption can be processed utilizing the

                         same procedures for written redemptions described

                         below.

                    o    If a written redemption request is made for shares

                         where any portion of the payment for said shares

                         is in Uncollected Funds, and the request is in

                         good order, Price Services will promptly obtain

                         the information relative to the payment necessary to determine when the payment becomes Good Funds.

                         The redemption will be processed in accordance

                         with normal procedures, and the proceeds will be

                         held until confirmation that the payment is Good

                         Funds.  On the seventh (7th) calendar day after

                         trade date, and each day thereafter until either

                         confirmation is received or the tenth (10th)

                         calendar day, Price Services will call the paying

                         institution to request confirmation that the check

                         or ACH in question has been paid.  On the tenth

                         calendar day after trade date, the redemption

                         proceeds will be released, regardless of whether

                         confirmation has been received.

               o    Checkwriting Redemptions.

                    o    Daily, all checkwriting redemptions $10,000 and

                         over reported as Uncollected Funds or insufficient

                         funds will be reviewed.  An attempt will be made

                         to contact the shareholder to make good the funds

                         (through wire, exchange, transfer).  Generally by

                         12:00 p.m. the same day, if the matter has not

                         been resolved, the redemption request will be

                         rejected and the check returned to the

                         Shareholder.

                    o    All checkwriting redemptions under $10,000

                         reported as Uncollected or insufficient funds will

                         be rejected and the check returned to the

                         Shareholder.

               o    Confirmations of Available Funds

                    The Fund expects that situations may develop whereby it

                    would be beneficial to determine if a person who has

                    placed an order for Shares has sufficient funds in his

                    or her checking account to cover the payment for the

                    Shares purchased.  When this situation occurs,  Price

                    Services may call the bank in question and request that

                    it confirm that sufficient funds to cover the purchase

                    are currently credited to the account in question.

                    Price Services will maintain written documentation or a

                    recording of each telephone call which is made under

                    the procedures outlined above.  None of the above

                    procedures shall preclude Price Services from inquiring

                    as to the status of any check received by it in payment

                    for the Fund's Shares as Price Services may deem

                    appropriate or necessary to protect both the Fund and

                    Price Services. If a conflict arises between Section 2

                    and this Section 7, Section 7 will govern.

               7.   Dividends, Distributions and Other Corporate Actions

               o    The Fund will promptly inform Price Services of the

                    declaration of any dividend,  distribution, stock split

                    or any other distributions of a similar kind on account

                    of its Capital Stock.

               o    Price Services shall act as Dividend Disbursing Agent

                    for the Fund, and as such, shall prepare and make

                    income and capital gain payments to investors.  As

                    Dividend Disbursing Agent, Price Services will on or

                    before the payment date of any such dividend or

                    distribution, notify the Custodian of the estimated

                    amount required to pay any portion of said dividend or

                    distribution which is payable in cash, and the Fund

                    agrees that on or before the payment date of such

                    distribution, it shall instruct the Custodian to make

                    available to Price Services sufficient funds for the

                    cash amount to be paid out.  If an investor is entitled

                    to receive additional Shares by virtue of any such

                    distribution or dividend, appropriate credits will be

                    made to his or her account.

               8.   Unclaimed Payments and Certificates

                    In accordance with procedures agreed upon by both

               parties, report abandoned property to appropriate state and governmental authorities of the Fund. Price Services shall,

               90 days prior to the annual reporting of abandoned property to each of the states, make reasonable attempts to locate

               Shareholders for which (a) checks or share certificates have been returned; (b) for which accounts have aged outstanding checks; or (c) accounts with unissued shares that have been coded with stop mail and meet the dormancy period guidelines

               specified in the individual states.   Price Services shall

               make reasonable attempts to contact shareholders for those accounts which have significant aged outstanding checks.

               9.   Books and Records

                    Maintain records showing for each Shareholder's

               account, Retirement Plan or Retirement Account, as the case may be, the following:

                    o    Names, address and tax identification number;

                    o    Number of Shares held;

                    o    Certain historical information regarding the

                         account of each Shareholder, including dividends

                         and distributions distributed in cash or invested

                         in Shares;

                    o    Pertinent information regarding the establishment

                         and maintenance of Retirement Plans and Retirement

                         Accounts necessary to properly administer each

                         account;

                    o    Information with respect to the source of

                         dividends and distributions allocated among income

                         (taxable and nontaxable income), realized short-

                         term gains and realized long-term gains;

                    o    Any stop or restraining order placed against a

                         Shareholder's account;

                    o    Information with respect to withholdings on

                         domestic and foreign accounts;

                    o    Any instructions from a Shareholder including, all

                         forms furnished by the Fund and executed by a

                         Shareholder with respect to (i) dividend or

                         distribution elections, and (ii) elections with

                         respect to payment options in connection with the

                         redemption of Shares;

                    o    Any correspondence relating to the current

                         maintenance of a Shareholder's account;

                    o    Certificate numbers and denominations for any

                         Shareholder holding certificates;

                    o    Any information required in order for Price

                         Services to perform the calculations contemplated

                         under this Agreement.

                    Price Services shall maintain files and furnish

               statistical and other information as required under this

               Agreement and as may be agreed upon from time to time by

               both parties or required by applicable law.  However, Price

               Services reserves the right to delete, change or add any

               information to the files maintained; provided such

               deletions, changes or additions do not contravene the terms of this Agreement or applicable law and do not materially

               reduce the level of services described in this Agreement.

               Price Services shall also use its best efforts to obtain

               additional statistical and other information as each Fund

               may reasonably request for additional fees as may be agreed to by both parties.

                    Any such records maintained pursuant to Rule 31a-1

               under the Investment Company Act of 1940 ("the Act") will be preserved for the periods and maintained in a manner

               prescribed in Rule 31a-2 thereunder.  Disposition of such

               records after such prescribed periods shall be as mutually agreed upon by the Fund and Price Services.  The retention of such records, which may be inspected by the Fund at reasonable times, shall be at the expense of the Fund. All records maintained by Price Services in connection with the performance of its duties under this Agreement will remain the property of the Fund and, in the event of termination of this Agreement, will be delivered to the Fund as of the date of termination or at such other time as may be mutually

               agreed upon.

                    All books, records, information and data pertaining to

               the business of the other party which are exchanged or

               received pursuant to the negotiation or the carrying out of this Agreement shall remain confidential, and shall not be voluntarily disclosed to any other person, except after

               prior notification to and approval by the other party

               hereto, which approval shall not be unreasonably withheld

               and may not be withheld where Price Services or the Fund may be exposed to civil or criminal contempt proceedings for

               failure to comply; when requested to divulge such

               information by duly constituted governmental authorities; or

               after so requested by the other party hereto.

               10.  Authorized Issued and Outstanding Shares

                    Record the issuance of Shares of the Fund and maintain,

               pursuant to Rule 17Ad-10(e) of the '34 Act, a record of the total number of Shares of the Fund which are authorized, issued and outstanding, based upon data provided to it by the Fund.  Price Services shall also provide the Fund on a regular basis the total number of Shares which are

               authorized and issued and outstanding.  Price Services shall have no obligation, when recording the issuance of Shares,

               to monitor the issuance of such Shares or to take cognizance of any laws relating to the issuance or sale of such Shares.

               11.  Tax Information

                    Prepare and file with the Internal Revenue Service and

               with other appropriate state agencies and, if required, mail to investors, those returns for reporting dividends and

               distributions paid as required to be so filed and mailed,

               and shall withhold such sums required to be withheld under applicable Federal and state income tax laws, rules, and

               regulations.  Additionally, Price Services will file and, as applicable, mail to investors, any appropriate information returns required to be filed in connection with Retirement

               Plan processing, such as 1099R, 5498,  as well as any other appropriate forms that the Fund or Price Services may deem necessary.  The Fund and Price Services shall agree to

               procedures to be followed with respect to Price Services'

               responsibilities in connection with compliance with back-up withholding and other tax laws.

               12.  Information to be Furnished to the Fund

                    Furnish to the Fund such information as may be agreed

               upon between the Fund and Price Services including any

               information that the Fund and Price Services agree is

               necessary to the daily operations of the business.

               13.  Correspondence

                    Promptly and fully answer correspondence from

               shareholders and Administrators relating to Shareholder

               Accounts, Retirement Accounts, transfer agent procedures,

               and such other correspondence as may from time to time be

               mutually agreed upon with the Funds.  Unless otherwise

               instructed, copies of all correspondence will be retained by

               Price Services in accordance with applicable law and

               procedures.

               14.  Lost or Stolen Securities

                    Pursuant to Rule 17f-1 of the '34 Act, report to the

               Securities Information Center and/or the FBI or other

               appropriate person on Form X-17-F-1A all lost, stolen,

               missing or counterfeit securities.  Provide any other

               services relating to lost, stolen or missing securities as may be mutually agreed upon by both parties.

               15.  Telephone Services

                    Maintain a Telephone Servicing Staff of representatives

               ("Representatives") sufficient to timely respond to all

               telephonic inquiries reasonably foreseeable.  The

               Representatives will also effect telephone purchases,

               redemptions, exchanges, and other transactions mutually

               agreed upon by both parties, for those Shareholders who have authorized telephone services. The Representatives shall

               require each Shareholder effecting a telephone transaction to properly identify himself/herself before the transaction is effected, in accordance with procedures agreed upon

               between by both parties.   Procedures for processing

               telephone transactions will be mutually agreed upon by both

               parties.    Price Services will also be responsible for

               providing Tele*Access, PC*Access and such other Services as may be offered by the Funds from time to time.  Price

               Services will maintain a special Shareholder Servicing staff to service certain Shareholders with substantial

               relationships with the Funds.

               16.  Proxies

                    Monitor the mailing of proxy cards and other material

               supplied to it by the Fund in connection with Shareholder

               meetings of the Fund and shall coordinate the receipt,

               examination and tabulation of returned proxies and the

               certification of the vote to the Fund.

               17.  Form N-SAR

                    Maintain such records, if any, as shall enable the Fund

               to fulfill the requirements of Form N-SAR.

               18.  Cooperation With Accountants

                    Cooperate with each Fund's independent public

               accountants and take all reasonable action in the

               performance of its obligations under the Agreement to assure that the necessary information is made available to such

               accountants for the expression of their opinion without any qualification as to the scope of their examination,

               including, but not limited to, their opinion included in

               each such Fund's annual report on Form N-SAR and annual

               amendment to Form N-1A.

               19.  Blue Sky

                    Provide to the Fund or its agent, on a daily, weekly,

               monthly and quarterly basis, and for each state in which the

               Fund's Shares are sold, sales reports and other materials

               for blue sky compliance purposes as shall be agreed upon by the parties.

               20.  Other Services

                    Provide such other services as may be mutually agreed

               upon between Price Services and the Fund.

               21.  Fees and Out-of-Pocket Expenses

                    Each Fund shall pay to Price Services and/or its agents

               for its Transfer Agent Services hereunder, fees computed as set forth in Schedule A attached.  Except as provided below,

               Price Services will be responsible for all expenses relating to the providing of Services.  Each Fund, however, will

               reimburse Price Services for the following out-of-pocket

               expenses and charges incurred in providing Services:

                    o    Postage.  The cost of postage and freight for

                         mailing materials to Shareholders and Retirement

                         Plan participants, or their agents, including

                         overnight delivery, UPS and other express mail

                         services and special courier services required to

                         transport mail between Price Services locations

                         and mail processing vendors.

                    o    Proxies.  The cost to mail proxy cards and other

                         material supplied to it by the Fund and costs

                         related to the receipt, examination and tabulation

                         of returned proxies and the certification of the

                         vote to the Fund.

                    o    Communications

                         o    Print.  The printed forms used internally and

                              externally for documentation and processing

                              Shareholder and Retirement Plan participant,

                              or their agent's inquiries and requests;

                              paper and envelope supplies for letters,

                              notices, and other written communications

                              sent to Shareholders and Retirement Plan

                              participants, or their agents.

                         o    Print & Mail House.   The cost of internal

                              and third party printing and mail house

                              services, including printing of statements

                              and reports.

                         o    Voice and Data.  The cost of equipment

                              (including associated maintenance), supplies

                              and services used for communicating to and

                              from the Shareholders of the Fund and

                              Retirement Plan participants, or their

                              agents, the Fund's transfer agent, other Fund

                              offices, and other agents of either the Fund

                              or Price Services.  These charges shall

                              include:

                              o    telephone toll charges (both incoming

                                   and outgoing, local, long distance and

                                   mailgrams); and

                              o    data and telephone lines and associated

                                   equipment such as modems, multiplexers,

                                   and facsimile equipment.

                         o    Record Retention.  The cost of maintenance

                              and supplies used to maintain, microfilm,

                              copy, record, index, display, retrieve, and

                              store, in microfiche or microfilm form,

                              documents and records.

                         o    Disaster Recovery.  The cost of services,

                              equipment, facilities and other charges

                              necessary to provide disaster recovery for

                              any and all services listed in this

                              Agreement.

                    Out-of-pocket costs will be billed at cost to the

          Funds.  Allocation of monthly costs among the Funds will

          generally be made based upon the number of Shareholder and

          Retirement Accounts serviced by Price Services each month.  Some invoices for these costs will contain costs for both the Funds and other funds serviced by Price Services.  These costs will be

          allocated based on a reasonable allocation methodology.   Where

          possible, such as in the case of inbound and outbound WATS charges, allocation will be made on the actual distribution or usage.

          C.   Representations and Warranties of Price Services

               Price Services represents and warrants to the Fund that:

               1.   It is a corporation duly organized and existing and in

               good standing under the laws of Maryland;

               2.   It is duly qualified to carry on its business in

               Maryland, California and Florida;

               3.   It is empowered under applicable laws and by its

               charter and by-laws to enter into and perform this

               Agreement;

               4.   All requisite corporate proceedings have been taken to

               authorize it to enter into and perform this Agreement;

               5.   It is registered with the Securities and Exchange

               Commission as a Transfer Agent pursuant to Section 17A of

               the '34 Act; and

               6.   It has and will continue to have access to the

               necessary facilities, equipment and personnel to perform its duties and obligations under this Agreement.

          D.   Representations and Warranties of the Fund

               The Fund represents and warrants to Price Services that:

               1.   It is a corporation or business trust duly organized

               and existing and in good standing under the laws of Maryland or Massachusetts, as the case may be;

               2.   It is empowered under applicable laws and by its

               Articles of Incorporation or Declaration of Trust, as the

               case may be, and By-Laws to enter into and perform this

               Agreement;

               3.   All proceedings required by said Articles of

               Incorporation or Declaration of Trust, as the case may be,

               and By-Laws have been taken to authorize it to enter into

               and perform this Agreement;

               4.   It is an investment company registered under the Act;

               and

               5.   A registration statement under the Securities Act of

               1933 ("the '33 Act") is currently effective and will remain effective, and appropriate state securities law filings have been made and will continue to be made, with respect to all

               Shares of the Fund being offered for sale.

          E.   Standard of Care/Indemnification

               Notwithstanding anything to the contrary in this Agreement:

               1.   Price Services shall not be liable to any Fund for any

               act or failure to act by it or its agents or subcontractors on behalf of the Fund in carrying or attempting to carry out the terms and provisions of this Agreement provided Price

               Services has acted in good faith and without negligence or willful misconduct and selected and monitored the performance of its agents and subcontractors with reasonable care.

               2.   The Fund shall indemnify and hold Price Services

               harmless from and against all losses, costs, damages,

               claims, actions and expenses, including reasonable expenses for legal counsel, incurred by Price Services resulting

               from:  (i) any action or omission by Price Services or its agents or subcontractors in the performance of their duties hereunder; (ii) Price Services acting upon instructions

               believed by it to have been executed by a duly authorized

               officer of the Fund; or (iii) Price Services acting upon

               information provided by the Fund in form and under policies agreed to by Price Services and the Fund.  Price Services

               shall not be entitled to such indemnification in respect of actions or omissions constituting negligence or willful

               misconduct of Price Services or where Price Services has not exercised reasonable care in selecting or monitoring the

               performance of its agents or subcontractors.

               3.   Except as provided in Article L of this Agreement,

               Price Services shall indemnify and hold harmless the Fund

               from all losses, costs, damages, claims, actions and

               expenses, including reasonable expenses for legal counsel,

               incurred by the Fund resulting from the negligence or willful misconduct of Price Services or which result from

               Price Services' failure to exercise reasonable care in

               selecting or monitoring the performance of its agents or

               subcontractors.  The Fund shall not be entitled to such

               indemnification in respect of actions or omissions

               constituting negligence or willful misconduct of such Fund or its agents or subcontractors; unless such negligence or misconduct is attributable to Price Services.

               4.   In determining Price Services' liability, an isolated

               error or omission will normally not be deemed to constitute negligence when it is determined that:

               o    Price Services had in place "appropriate procedures".

               o    the employee(s) responsible for the error or omission

                    had been reasonably trained and were being

                    appropriately monitored; and

               o    the error or omission did not result from wanton or

                    reckless conduct on the part of the employee(s).

               It is understood that Price Services is not obligated to

               have in place separate procedures to prevent each and every conceivable type of error or omission.  The term

               "appropriate procedures" shall mean procedures reasonably

               designed to prevent and detect errors and omissions.  In

               determining the reasonableness of such procedures, weight will be given to such factors as are appropriate, including the prior occurrence of any similar errors or omissions when such procedures were in place and transfer agent industry

               standards in place at the time of the occurrence.

               5.   In the event either party is unable to perform its

               obligations under the terms of this Agreement because of

               acts of God, strikes or other causes reasonably beyond its control, such party shall not be liable to the other party for any loss, cost, damage, claim, action or expense

               resulting from such failure to perform or otherwise from

               such causes.

               6.   In order that the indemnification provisions contained

               in this Article E shall apply, upon the assertion of a claim for which either party may be required to indemnify the

               other, the party seeking indemnification shall promptly

               notify the other party of such assertion, and shall keep the other party advised with respect to all developments

               concerning such claim.  The party who may be required to

               indemnify shall have the option to participate with the

               party seeking indemnification in the defense of such claim,

               or to defend against said claim in its own name or in the

               name of the other party.  The party seeking indemnification shall in no case confess any claim or make any compromise in any case in which the other party may be required to indemnify it except with the other party's prior written

               consent.

               7.   Neither party to this Agreement shall be liable to the

               other party for consequential damages under any provision of this Agreement.

          F.   Dual Interests

               It is understood that some person or persons may be

          directors, officers, or shareholders of both the Funds and Price

          Services (including Price Services's affiliates), and that the existence of any such dual interest shall not affect the validity of this Agreement or of any transactions hereunder except as otherwise provided by a specific provision of applicable law.

          G.   Documentation

               o    As requested by Price Services, the Fund shall promptly

                    furnish to Price Services the following:

                    o  A certified copy of the resolution of the

                       Directors/Trustees of the Fund authorizing the

                       appointment of Price Services and the execution and

                       delivery of this Agreement;

                    o  A copy of the Articles of Incorporation or

                       Declaration of Trust, as the case may be, and By-

                       Laws of the Fund and all amendments thereto;

               o    Specimens of all forms of outstanding and new

                    stock/share certificates in the forms approved by the

                    Board of Directors/Trustees of the Fund with a

                    certificate of the Secretary of the Fund as to such

                    approval;

                    o  All account application forms and other documents

                       relating to Shareholders' accounts;

                    o  An opinion of counsel for the Fund with respect to

                       the validity of the stock, the number of Shares

                       authorized, the status of redeemed Shares, and the

                       number of Shares with respect to which a

                       Registration Statement has been filed and is in

                       effect; and

                    o  A copy of the Fund's current prospectus.

               The delivery of any such document for the purpose of any

          other agreement to which the Fund and Price Services are or were parties shall be deemed to be delivery for the purposes of this

          Agreement.

          o    As requested by Price Services, the Fund will also furnish from time to time the following documents:

               o    Each resolution of the Board of Directors/Trustees of

                    the Fund authorizing the original issue of its Shares;

               o    Each Registration Statement filed with the Securities

                    and Exchange Commission and amendments and orders

                    thereto in effect with respect to the sale of Shares

                    with respect to the Fund;

               o    A certified copy of each amendment to the Articles of

                    Incorporation or Declaration of Trust, and the By-Laws

                    of the Fund;

               o    Certified copies of each vote of the Board of

                    Directors/Trustees authorizing officers to give

                    instructions to the Transfer Agent;

               o    Specimens of all new certificates accompanied by the

                    Board of Directors/Trustees' resolutions approving such

                    forms;

               o    Such other documents or opinions which Price Services,

                    in its discretion, may reasonably deem necessary or

                    appropriate in the proper performance of its duties;

                    and

               o    Copies of new prospectuses issued.

               Price Services hereby agrees to establish and maintain

          facilities and procedures reasonably acceptable to the Fund for safekeeping of stock certificates, check forms and facsimile signature imprinting devices, if any; and for the preparation or use, and for keeping account of, such certificates, forms and devices.

          H.   References to Price Services

               Each Fund agrees not to circulate any printed matter which contains any reference to Price Services without the prior approval of Price Services, excepting solely such printed matter that merely identifies Price Services as agent of the Fund.  The

          Fund will submit printed matter requiring approval to Price

          Services in draft form, allowing sufficient time for review by

          Price Services and its legal counsel prior to any deadline for printing.

          I.   Compliance With Governmental Rules and Regulations

               Except as otherwise provided in the Agreement and except for the accuracy of information furnished to the Fund by Price

          Services, each Fund assumes full responsibility for the

          preparation, contents and distribution of its prospectuses and compliance with all applicable requirements of the Act, the '34

          Act, the '33 Act, and any other laws, rules and regulations of governmental authorities having jurisdiction over the Fund.

          Price Services shall be responsible for complying with all laws,

          rules and regulations of governmental authorities having

          jurisdiction over transfer agents and their activities.

          J.   Ownership of Software and Related Material

               All computer programs, magnetic tapes, written procedures

          and similar items purchased and/or developed and used by Price

          Services in performance of the Agreement shall be the property of

          Price Services and will not become the property of the Fund.

          K.   Quality Service Standards

               Price Services and the Fund may from time to time agree to certain quality service standards, as well as incentives and penalties with respect to Price Services' hereunder.

          L.   As Of Transactions

               For purposes of this Article L, the term "Transaction" shall mean any single or "related transaction" (as defined below)

          involving the purchase or redemption of Shares (including

          exchanges) that is processed at a time other than the time of the computation of the Fund's net asset value per Share next computed after receipt of any such transaction order by Price Services.

          If more than one Transaction ("Related Transaction") in the Fund is caused by or occurs as a result of the same act or omission,

          such transactions shall be aggregated with other transactions in the Fund and be considered as one Transaction.

               o    Reporting

                    Price Services shall:

                    1.    Utilize a system to identify all Transactions,

                    and shall compute the net effect of such Transactions

                    upon the Fund on a daily, monthly and rolling 365 day

                    basis. The monthly and rolling 365 day periods are

                    hereafter referred to as "Cumulative".

                       2. Supply to the Fund, from time to time as mutually

                       agreed upon, a report summarizing the Transactions

                       and the daily and Cumulative net effects of such

                       Transactions both in terms of aggregate dilution and

                       loss ("Dilution") or gain and negative dilution

                       ("Gain") experienced by the Fund, and the impact

                       such Gain or Dilution has had upon the Fund's net

                       asset value per Share.

                    3.    With respect to any Transaction which causes

                    Dilution to the Fund of $25,000 or more, immediately

                    provide the Fund: (i) a report identifying the

                    Transaction and the Dilution resulting therefrom, (ii)

                    the reason such Transaction was processed as described

                    above, and (iii) the action that Price Services has or

                    intends to take to prevent the reoccurrence of such as

                    of processing ("Report").

               o    Liability

                    1.    It will be the normal practice of the Funds not

                    to hold Price Services liable with respect to any

                    Transaction which causes Dilution to any single Fund of

                    less than $25,000.  Price Services will, however,

                    closely monitor for each Fund the daily and Cumulative

                    Gain/Dilution which is caused by Transactions of less

                    than $25,000.  When the Cumulative Dilution to any Fund

                    exceeds 3/10 of 1% per share, Price Services, in

                    consultation with counsel to the Fund, will make

                    appropriate inquiry to determine whether it should take

                    any remedial action.  Price Services will report to the

                    Board of Directors/Trustees of the Fund ("Board") any

                    action it has taken.

                    2.    Where a Transaction causes Dilution to a Fund of

                    $25,000 or more ("Significant Transaction"), Price

                    Services will review with counsel to the Fund the

                    Report and the circumstances surrounding the underlying

                    Transaction to determine whether the Transaction was

                    caused by or occurred as a result of a negligent act or

                    omission by Price Services.  If it is determined that

                    the Dilution is the result of a negligent action or

                    omission by Price Services, Price Services and outside counsel for the Fund will negotiate settlement. All such Significant Transactions will be reported to the

                    Board at its next meeting (unless the settlement fully

                    compensates the Fund for any Dilution).  Any

                    Significant Transaction, however, causing Dilution in

                    excess of the lesser of $100,000 or a penny per Share

                    will be promptly reported to the Board.  Settlement

                    will not be entered into with Price Services until

                    approved by the Board.  The factors the Board would be

                    expected to consider in making any determination

                    regarding the settlement of a Significant Transaction

                    would include but not be limited to:

                    o  Procedures and controls adopted by Price Services to

                       prevent "As Of" processing;

                    o  Whether such procedures and controls were being

                       followed at the time of the Significant Transaction;

                    o  The absolute and relative volume of all transactions

                       processed by Price Services on the day of the

                       Significant Transaction;

                    o  The number of Transactions processed by Price

                       Services during prior relevant periods, and the net

                       Dilution/Gain as a result of all such transactions

                       to the Fund and to all other Price Funds;

                    o  The prior response of Price Services to

                       recommendations made by the Funds regarding

                       improvement to the Transfer Agent's "As Of"

                       Processing Procedures.

               3.   In determining Price Services' liability with respect

                    to a Significant Transaction, an isolated error or

                    omission will normally not be deemed to constitute

                    negligence when it is determined that:

                    o    Price Services had in place "appropriate

                         procedures".

                    o    the employee(s) responsible for the error or

                         omission had been reasonably trained and were

                         being appropriately monitored; and

                    o    the error or omission did not result from wanton

                         or reckless conduct on the part of the

                         employee(s).

                    It is understood that Price Services is not obligated

                    to have in place separate procedures to prevent each

                    and every conceivable type of error or omission.  The

                    term "appropriate procedures" shall mean procedures

                    reasonably designed to prevent and detect errors and

                    omissions.  In determining the reasonableness of such

                    procedures, weight will be given to such factors as are appropriate, including the prior occurrence of any similar errors or omissions when such procedures were

                    in place and transfer agent industry standards in place

                    at the time of the occurrence.

          M.   Term and Termination of Agreement

          o    This Agreement shall run for a period of one (1) year from the date first written above and will be renewed from year to year thereafter unless terminated by either party as

               provided hereunder.

          o    This Agreement may be terminated by the Fund upon one

               hundred twenty (120) days' written notice to Price Services;

               and by Price Services, upon three hundred sixty-five (365)

               days' writing notice to the Fund.

          o    Upon termination hereof, the Fund shall pay to Price

               Services such compensation as may be due as of the date of such termination, and shall likewise reimburse for out-of-

               pocket expenses related to its services hereunder.

          N.   Notice

               Any notice as required by this Agreement shall be

          sufficiently given (i) when sent to an authorized person of the other party at the address of such party set forth above or at such other address as such party may from time to time specify in writing to the other party; or (ii) as otherwise agreed upon by appropriate officers of the parties hereto.

          O.   Assignment

               Neither this Agreement nor any rights or obligations

          hereunder may be assigned either voluntarily or involuntarily, by operation of law or otherwise, by either party without the prior written consent of the other party, provided this shall not preclude Price Services from employing such agents and

          subcontractors as it deems appropriate to carry out its

          obligations set forth hereunder.

          P.   Amendment/Interpretive Provisions

               The parties by mutual written agreement may amend this

          Agreement at any time.  In addition, in connection with the operation of this Agreement, Price Services and the Fund may agree from time to time on such provisions interpretive of or in addition to the provisions of this Agreement as may in their joint opinion be consistent with the general tenor of this

          Agreement.  Any such interpretive or additional provisions are to be signed by all parties and annexed hereto, but no such

          provision shall contravene any applicable Federal or state law or regulation and no such interpretive or additional provision shall be deemed to be an amendment of this Agreement.

          Q.   Further Assurances

               Each party agrees to perform such further acts and execute such further documents as are necessary to effectuate the

          purposes hereof.

          R.   Maryland Law to Apply

               This Agreement shall be construed and the provisions thereof interpreted under and in accordance with the laws of Maryland.

          S.   Merger of Agreement

               This Agreement, including the attached Appendices and

          Schedules supersedes any prior agreement with respect to the subject hereof, whether oral or written.

          T.   Counterparts

               This Agreement may be executed by the parties hereto on any number of counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same

          instruments.

          U.   The Parties

               All references herein to "the Fund" are to each of the Funds listed on Appendix A individually, as if this Agreement were between such individual Fund and Price Services.  In the case of a series Fund or trust, all references to "the Fund" are to the individual series or portfolio of such Fund or trust, or to such

          Fund or trust on behalf of the individual series or portfolio, as appropriate. The "Fund" also includes any T. Rowe Price Funds which may be established after the execution of this Agreement.

          Any reference in this Agreement to "the parties" shall mean Price

          Services and such other individual Fund as to which the matter pertains.

          V.   Directors, Trustees and Shareholders and Massachusetts

          Business Trust

               It is understood and is expressly stipulated that neither

          the holders of Shares in the Fund nor any Directors or Trustees of the Fund shall be personally liable hereunder. With respect to any Fund which is a party to this Agreement and which is

          organized as a Massachusetts business trust, the term "Fund"

          means and refers to the trustees from time to time serving under the applicable trust agreement (Declaration of Trust) of such

          Trust as the same may be amended from time to time.  It is expressly agreed that the obligations of any such Trust hereunder shall not be binding upon any of the trustees, shareholders,

          nominees, officers, agents or employees of the Trust, personally,

          but bind only the trust property of the Trust, as provided in the

          Declaration of Trust of the Trust.  The execution and delivery of this Agreement has been authorized by the trustees and signed by an authorized officer of the Trust, acting as such, and neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them, but shall bind only the trust property of the Trust as provided in its Declaration of Trust.

          W.   Captions

               The captions in the Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

               IN WITNESS WHEREOF, the parties hereto have caused this

          Agreement to be executed in their names and on their behalf under their seals by and through their duly authorized officers.


          DATED:  ______________________     T. ROWE PRICE SERVICES, INC.

          ATTEST:

                                                  /s/Wayne D. O'Melia
          ___________________________        BY:  _________________________
                                                  Wayne D. O'Melia


































          PAGE 47
          T. ROWE PRICE ADJUSTABLE RATE U.S. GOVERNMENT FUND, INC.

          T. ROWE PRICE BALANCED FUND, INC.

          T. ROWE PRICE BLUE CHIP GROWTH FUND, INC.

          T. ROWE PRICE CALIFORNIA TAX-FREE INCOME TRUST
             California Tax-Free Bond Fund
             California Tax-Free Money Fund

          T. ROWE PRICE CAPITAL APPRECIATION FUND

          T. ROWE PRICE CAPITAL OPPORTUNITY FUND, INC.

          T. ROWE PRICE DIVIDEND GROWTH FUND, INC

          T. ROWE PRICE EQUITY INCOME FUND

          T. ROWE PRICE EQUITY SERIES, INC.
             T. Rowe Price Equity Income Portfolio
             T. Rowe Price New America Growth Portfolio
             T. Rowe Price Personal Strategy Balanced Portfolio

          T. ROWE PRICE FIXED INCOME SERIES, INC.
             T. Rowe Price Limited-Term Bond Portfolio

          T. ROWE PRICE GNMA FUND

          T. ROWE PRICE GROWTH & INCOME FUND, INC.

          T. ROWE PRICE GROWTH STOCK FUND, INC.

          T. ROWE PRICE HIGH YIELD FUND, INC.

          T. ROWE PRICE INDEX TRUST, INC.
             T. Rowe Price Equity Index Fund

          INSTITUTIONAL INTERNATIONAL FUNDS, INC.
             Foreign Equity Fund


























          PAGE 48
          T. ROWE PRICE INTERNATIONAL FUNDS, INC.
             T. Rowe Price International Bond Fund
             T. Rowe Price International Discovery Fund
             T. Rowe Price International Stock Fund
             T. Rowe Price European Stock Fund
             T. Rowe Price New Asia Fund
             T. Rowe Price Global Government Bond Fund
             T. Rowe Price Japan Fund
             T. Rowe Price Short-Term Global Fund
             T. Rowe Price Latin America Fund
             T. Rowe Price Emerging Markets Bond Fund

          T. ROWE PRICE INTERNATIONAL SERIES, INC.
             T. Rowe Price International Stock Portfolio

          T. ROWE PRICE MID-CAP GROWTH FUND, INC.

          T. ROWE PRICE NEW AMERICA GROWTH FUND

          T. ROWE PRICE NEW ERA FUND, INC.

          T. ROWE PRICE NEW HORIZONS FUNDS, INC.

          T. ROWE PRICE NEW INCOME FUND, INC.

          T. ROWE PRICE OTC FUND, INC.
             T. Rowe Price OTC Fund

          T. ROWE PRICE PERSONAL STRATEGY FUNDS, INC.
             T. Rowe Price Personal Strategy Balanced Fund
             T. Rowe Price Personal Strategy Growth Fund
             T. Rowe Price Personal Strategy Income Fund

          T. ROWE PRICE PRIME RESERVE FUND, INC.

          T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC.

          T. ROWE PRICE SHORT-TERM BOND FUND, INC.

          T. ROWE PRICE SMALL-CAP VALUE FUND, INC.

          T. ROWE PRICE SPECTRUM FUND, INC.
             Spectrum Growth Fund
             Spectrum Income Fund





















          PAGE 49
          T. ROWE PRICE STATE TAX-FREE INCOME TRUST
             Maryland Tax-Free Bond Fund
             Maryland Short-Term Tax-Free Bond Fund
             New York Tax-Free Bond Fund
             New York Tax-Free Money Fund
             New Jersey Tax-Free Bond Fund
             Virginia Tax-Free Bond Fund
             Virginia Short-Term Tax-Free Bond Fund
             Florida Insured Intermediate Tax-Free Fund
             Georgia Tax-Free Bond Fund

          T. ROWE PRICE SUMMIT FUNDS, INC.
             T. Rowe Price Summit Cash Reserves Fund
             T. Rowe Price Summit Limited-Term Bond Fund
             T. Rowe Price Summit GNMA Fund

          T. ROWE PRICE SUMMIT MUNICIPAL FUNDS, INC.
             T. Rowe Price Summit Municipal Money Market Fund
             T. Rowe Price Summit Municipal Intermediate Fund
             T. Rowe Price Summit Municipal Income Fund

          T. ROWE PRICE TAX-EXEMPT MONEY FUND, INC.

          T. ROWE PRICE TAX-FREE HIGH YIELD FUND, INC.

          T. ROWE PRICE TAX-FREE INCOME FUND, INC.

          T. ROWE PRICE TAX-FREE INSURED INTERMEDIATE BOND FUND, INC.

          T. ROWE PRICE TAX-FREE SHORT-INTERMEDIATE FUND, INC.

          T. ROWE PRICE U.S. TREASURY FUNDS, INC.
             U.S. Treasury Intermediate Fund
             U.S. Treasury Long-Term Fund
             U.S. Treasury Money Fund

          T. ROWE PRICE VALUE FUND, INC.


          DATED:  ______________________

          ATTEST:

                                             /s/Carmen F. Deyesu
          _________________________     BY:  __________________________
                                             Carmen F. Deyesu



















          PAGE 50
                                      APPENDIX A


             The following Funds are parties to this Agreement, and have so indicated their intention to be bound by such Agreement by executing the Agreement on the dates indicated thereon.

          T. Rowe Price Adjustable Rate U.S. Government Fund, Inc.

          T. Rowe Price Blue Chip Growth Fund, Inc.

          T. Rowe Price Balanced Fund, Inc.

          T. Rowe Price California Tax-Free Income Trust on behalf of the California Tax-Free Bond Fund and
             California Tax-Free Money Fund

          T. Rowe Price Capital Appreciation Fund

          T. Rowe Price Capital Opportunity Fund, Inc.

          T. Rowe Price Dividend Growth Fund, Inc.

          T. Rowe Price Equity Income Fund

          T. Rowe Price Equity Series, Inc. on behalf of the
             T. Rowe Price Equity Income Portfolio
             T. Rowe Price New America Growth Portfolio
             T. Rowe Price Personal Strategy Balanced Portfolio

          T. Rowe Price Fixed Income Series, Inc. on behalf of the
             T. Rowe Price Limited-Term Bond Portfolio

          T. Rowe Price GNMA Fund

          T. Rowe Price Growth & Income Fund, Inc.

          T. Rowe Price Growth Stock Fund, Inc.

          T. Rowe Price High Yield Fund, Inc.

          T. Rowe Price Index Trust, Inc. on behalf of the
          T. Rowe Price Equity Index Fund




















          PAGE 51
          Institutional International Funds, Inc. on behalf of the Foreign Equity Fund

          T. Rowe Price International Funds, Inc. on behalf of the
             T. Rowe Price International Bond Fund and
             T. Rowe Price International Stock Fund
             T. Rowe Price International Discovery Fund
             T. Rowe Price European Stock Fund
             T. Rowe Price New Asia Fund
             T. Rowe Price Global Government Bond Fund
             T. Rowe Price Japan Fund
             T. Rowe Price Short-Term Global Fund
             T. Rowe Price Latin America Fund
             T. Rowe Price Emerging Markets Bond Fund

          T. Rowe Price International Series, Inc. on behalf of the
             T. Rowe Price International Stock Portfolio

          T. Rowe Price Mid-Cap Growth Fund

          T. Rowe Price New America Growth Fund

          T. Rowe Price New Era Fund, Inc.

          T. Rowe Price New Horizons Fund, Inc.

          T. Rowe Price New Income Fund, Inc.

          T. Rowe Price Personal Strategy Funds, Inc.
             T. Rowe Price Personal Strategy Balanced Fund
             T. Rowe Price Personal Strategy Growth Fund
             T. Rowe Price Personal Strategy Income Fund

          T. Rowe Price Prime Reserve Fund, Inc.

          T. Rowe Price OTC Fund, Inc. on behalf of the
             T. Rowe Price OTC Fund

          T. Rowe Price Science & Technology Fund, Inc.

          T. Rowe Price Short-Term Bond Fund, Inc.

          T. Rowe Price Small-Cap Value Fund, Inc.






















          PAGE 52
          T. Rowe Price Spectrum Fund, Inc. on behalf of the
             Spectrum Growth Fund
             Spectrum Income Fund

          T. Rowe Price State Tax-Free Income Trust on behalf of the Maryland Tax-Free Bond Fund
             Maryland Short-Term Tax-Free Bond Fund
             New York Tax-Free Bond Fund
             New York Tax-Free Money Fund
             New Jersey Tax-Free Bond Fund
             Virginia Tax-Free Bond Fund
             Virginia Short-Term Tax-Free Bond Fund
             Georgia Tax-Free Bond Fund
             Florida Insured Intermediate Tax-Free Fund

          T. Rowe Price Tax-Exempt Money Fund, Inc.

          T. Rowe Price Tax-Free High Yield Fund, Inc.

          T. Rowe Price Tax-Free Income Fund, Inc.

          T. Rowe Price Tax-Free Insured Intermediate Bond Fund, Inc.

          T. Rowe Price Tax-Free Short-Intermediate Fund, Inc.

          T. Rowe Price U.S. Treasury Funds, Inc. on behalf of the U.S. Treasury Intermediate Fund
             U.S. Treasury Long-Term Fund
             U.S. Treasury Money Fund

          T. Rowe Price Value Fund, Inc.

          T. Rowe Price Summit Funds, Inc. on behalf of the
             T. Rowe Price Summit Cash Reserves Fund
             T. Rowe Price Summit Limited-Term Bond Fund
             T. Rowe Price Summit GNMA Fund

          T. Rowe Price Summit Municipal Funds, Inc. on behalf of the
             T. Rowe Price Summit Municipal Money Market Fund
             T. Rowe Price Summit Municipal Intermediate Fund
             T. Rowe Price Summit Municipal Income Fund
























          PAGE 53
                             SCHEDULE A  -  FEE SCHEDULE

                   Effective January 1, 1995 to December 31, 1995,
                                 For the account of:

                               THE T. ROWE PRICE FUNDS

                                     EQUITY FUNDS

                       T. Rowe Price New American Growth Fund
                        T. Rowe Price Growth Stock Fund, Inc.
                        T. Rowe Price New Horizons Fund, Inc.
                           T. Rowe Price New Era Fund, Inc.
                        T. Rowe Price International Stock Fund
                           T. Rowe Price Equity Income Fund
                       T. Rowe Price Growth & Income Fund, Inc.
                       T. Rowe Price Capital Appreciation Fund
                    T. Rowe Price Science & Technology Fund, Inc.
                     T. Rowe Price Small Capital Value Fund, Inc.
                      T. Rowe Price International Discovery Fund
                                 Foreign Equity Fund
                           T. Rowe Price Equity Index Fund
                          T. Rowe Price European Stock Fund
                             T. Rowe Price New Asia Fund
                          T. Rowe Price Spectrum Growth Fund
                               T.Rowe Price Japan Fund
                           T. Rowe Price Latin America Fund
                          T. Rowe Price Balanced Fund, Inc.
                       T. Rowe Price Dividend Growth Fund, Inc.
                       T. Rowe Price Mid-Cap Growth Fund, Inc.
                      T. Rowe Price Over-the-Counter Fund, Inc.
                      T. Rowe Price Blue Chip Growth Fund, Inc.
                     T. Rowe Price Capital Opportunity Fund, Inc.
                     T. Rowe Price International Stock Portfolio
                    T. Rowe Price Personal Strategy Balanced Fund
                     T. Rowe Price Personal Strategy Growth Fund
                            T. Rowe Price Value Fund, Inc.
                        T. Rowe Price Equity Income Portfolio
                      T. Rowe Price New America Growth Portfolio
                  T. Rowe Price Personal Strategy Balanced Portfolio

























          PAGE 54
                                      BOND FUNDS

                         T. Rowe Price New Income Fund, Inc.
                       T. Rowe Price Tax-Free Income Fund, Inc.
                     T. Rowe Price New Jersey Tax-Free Bond Fund
                      T. Rowe Price Virginia Tax-Free Bond Fund
                 T. Rowe Price Virginia Short-Term Tax-Free Bond Fund
                       T. Rowe Price Short Term Bond Fund, Inc.
                 T. Rowe Price Tax-Free Short Intermediate Fund, Inc.
                         T. Rowe Price High Yield Fund, Inc.
                     T. Rowe Price Tax-Free High Yield Fund, Inc.
               T. Rowe Price Adjustable Rate U.S. Government Fund, Inc.
                               T. Rowe Price GNMA Fund
                      T. Rowe Price New York Tax-Free Bond Fund
                     T. Rowe Price California Tax-Free Bond Fund
                        T. Rowe Price International Bond Fund
                 T. Rowe Price Maryland Short-Term Tax-Free Bond Fund
                      T. Rowe Price Maryland Tax-Free Bond Fund
                    T. Rowe Price U.S. Treasury Intermediate Fund
                      T. Rowe Price U.S. Treasury Long-Term Fund
                      T. Rowe Price Global Government Bond Fund
                          T. Rowe Price Spectrum Income Fund
                      T. Rowe Price Short-term Global Bond Fund
                T. Rowe Price Tax-Free Insured Intermediate Fund, Inc.
                       T. Rowe Price Georgia Tax-Free Bond Fund
               T. Rowe Price Florida Insured Intermediate Tax-Free Fund
                     T. Rowe Price Summit Limited-Term Bond Fund
                           T. Rowe Price  Summit GNMA Fund
                   T. Rowe Price Summit Municipal Intermediate Fund
                      T. Rowe Price Summit Municipal Income Fund
                      T. Rowe Price Limited-Term Bond Portfolio
                       T. Rowe Price Emerging Markets Bond Fund
                     T. Rowe Price Personal Strategy Income Fund


                                  Money Market Funds

                        T. Rowe Price Prime Reserve Fund, Inc.
                      T. Rowe Price Tax-Exempt Money Fund, Inc.
                        T. Rowe Price U.S. Treasury Money Fund
                      T. Rowe Price New York Tax-Free Money Fund
                     T. Rowe Price California Tax-Free Money Fund
                       T. Rowe Price Summit Cash Reserves Fund
                   T. Rowe Price Summit Municipal Money Market Fund





















          PAGE 55
             The following fees for services provided by T. Rowe Price Services, Inc. (TRPS) and vendors will be billed by TRPS for 1995:

          I. T. Rowe Price Services Maintenance and Transaction Charges - Billable Monthly

             A.   Base Fee

                  1. Per Fund - Beginning January 1, 1995, chargeable at the rate of $1,000 per month to each Fund shown on the previous page. The fee is waived for new Funds for the first 6 months after effective date.

                  2. Monthly - $5,987,000 payable in twelve monthly installments of $498,917.

             B. Per Account Annual Fee - $3.63 for each Equity, Bond, and Money Market Account serviced.

                  The Per Account Annual Fee will be billed monthly at a rate of 1/12 of the annual fee for each. Fund account serviced during the month. Accounts serviced is defined as all open accounts at month end plus accounts which closed during the month.

             C.   Transaction Fees

                  1.  New Account Fees

                      a. $3.00 for every account opened, including fiduciary accounts, excluding those opened by exchange and those established as described in
                          (b) below.

                      b. A fee of $1.00 will be assessed for accounts established within the model and list functions programs and under the agreement that the registrant's name will be quality controlled subsequent to its establishment.

                  2.  Non-Automated Transactions

                      a. $1.05 for each non-automated transaction and maintenance item processed for the Fund Group as a whole during a month. The non-automated transaction count will include all manually


















          PAGE 56
                          processed price dependent and maintenance transactions. Also, the number of new account setups will be excluded from the number of non-automated transactions.

                      b. Fee to be charged to the Funds based on each Fund's number of total non-automated transactions and maintenance.

                      c.  Fee to be billed monthly for that month.

                      d.  NOTE:    The transaction count should not include
                                   correction of transactions caused by
                                   non-shareholder errors.

             D.   Telephone Fee

                  Billed at the rate of $5.20 per call for shareholder servicing calls received in excess of 34,000 calls per month. Calls received in Retail Services are allocated to the Funds based on accounts serviced and calls received in Telephone Services are allocated based on actual calls received.

             E.   Items Scanned

                  $.29 will be billed for each document page scanned. It will be allocated based on the number of items indexed to each Fund.

             F.   Tele*Access

                  Base fee, per month for all calls is $50,000.

             G.   Institutional Electronic Interface

                  Maximum fee calculated is 10 basis points or less per Fund.

                      10 basis points < $500 million
                       8 basis points > $500 million < $1 billion
                       5 basis points > $1 billion < $2 billion























          PAGE 57
             H.   Correspondence

                  $4.20 billed for each shareholder correspondence request completed in writing or by phone. Allocated to the Funds based on accounts serviced.

             I.   Telephone Transaction Fee

                  Each price dependent transaction initiated through the Telephone Services Group will be charged $.50.

          II.     Vendor Fees

             A.   DST

                  1.  Annual Open Account Fee

                      a.  $1.82 for each Equity Fund account serviced.

                      b.  $4.33 for each Bond Fund account serviced.

                      c. $4.33 for each Money Market Fund account serviced.

                      The Open Account Fee will be billed monthly at a rate of 1/12 of the annual fee for each Fund account serviced during the month.

                  2.  Closed Account Fee (Annualized)

                      Payable at an annual rate of $1.48. The Closed Account Fee will be billed monthly at a rate of 1/12 of the annual rate and will be charged in the month following the month during which such account is closed and shall cease to be charged in the month following the Purge Date.

                  3.  Fiduciary Sub-Accounting

                      Payable at the rate of $1.00 per month for each fiduciary account. Fiduciary accounts closed during the prior year will not be included as billable items.






















          PAGE 58
                  4.  Annual Base Fee Per Fund

                      Annual Fee of $7,422.00 will be charged at a monthly rate of $618.50. The fee is waived for the first six
                      (6) months after a new Fund is effective. The definition of new Fund excludes Funds created by mergers, purchases, or reorganizations.

                  5.  Bank Account Reconciliation System (Comp/Recon)

                      Annual charge of $120,000 payable at a rate of $10,000 per month.

                  6. TRAC 2000 - $7.00 per participant, per year; For TRAC+ $5.00 per participant, per year.

                  7.  Voice Response Unit

                      a. $500 Set-up Fee will be charged for each investment company unit.

                      b. $2,500 Maintenance Fee will be billed each month.

                      c. $.50 will be billed per call connected to the VRU.

                  8.  Contingent Deferred Sales Charge.

                      Billed to each Fund utilizing this service at an annual rate of $1.06 per open account.

             B.   State Street Bank

                  1.  NSCC Settlements

                      a.  $11.65 for net redemptions

                      b.  $ 5.30 per net purchases

                  2.  Checkwriting Fees

                      $.585 for each checkwriting item processed (i.e. those resulting in either redemptions or returned as non-processable). This includes signature card maintenance and verification, manual or special processing of checks, stop payment processing,


















          PAGE 59
                      settlement functions, and postage and mailing expenses to return canceled checks to shareholders.

                  3.  ACH Transactions

                      $.06 for each ACH transaction processed by the Bank and submitted to the ACH network.

                  4.  Internal Book Transfers

                      $1.11 billed for money movement between TRP DDA's at the Bank. Money is transferred by debit and credit memos.

                      or Recon WT $.70 -$.35 credit
                                       -$.35 debit

                  5.  Wire Fees

                      $4.12 for each incoming, manual, and internal bank transfer wire; $3.87 for each outgoing transmission wire.

                  6.  Paid checks

                      $.19 for each paid check processed.

                  7.  DDA Research

                      $1.06 per request.

                  8.  Nightly Audits

                      $.0310 per page for the audit of the DST nightly update.

                  10. VAX Computer Usage

                      Billed at the rate of $8,709.56 per month which covers both:

                      a. System Fee - for use of sub-systems such as capital stock interface, PDPS, Direct Deposit, etc.

                      b. Communication Fee - charge for the line, modems, and statistical multiplexers.


















          PAGE 60
                  11. Abandoned Property

                      Services based on the following fee schedule:

                      a.  Administrative charge        $125/Fund
                      b.  Processing charges           $1.00/account
                      c.  Due Diligence Mailings       $1.35/account
                      d. Labor will be charged based on the number of hours required.
                      e.  Lost shareholder recovery    $2.25/account
                                                       initial attempt
                                                       $5.00/s/o any s/o
                                                       located
                                                       $500.00 one time
                                                       set up charge

                  12. Account maintenance $16.49 per account per month

                  13. Reporting (SSCAN) for selected accounts - $51.54 per
                      account per month

                  14. FDIC Passthrough - charged at prevailing FDIC rates

             C.   J.P. Morgan Bank

                  1.  Wire Transfer Fees

                      Annual Account Maintenance            $250.00
                      Annual MORCOM/CASH
                        First Account                       $5,000.00
                        Subsequent Accounts                 $3,000.00

                        Batch File Transfer (BFT)
                          Transmission                      $15.00 each
                          (capped at 10 per month)

                        BFT Per Outgoing Wire
                          Peak (8 a.m. and 8 p.m.)          $0.064
                          Off Peak (8 p.m. and 8 a.m.)      $0.032

                      Outgoing Wires
                        Straight-through (Repetitive or Freetype)
                          80% of total volume               $3.25
                        Book Transfer (IBT)                 $1.50
                        Repair (Freeform)                   $7.00
                        Zero Balance Transfer               $1.00



















          PAGE 61
                      Incoming Wires
                        Fed or CHIPS                        $3.25
                        Book (IBT)                          $1.50

                      FDIC Passthrough - charged at prevailing FDIC rates

                  2.  Controlled Disbursement Fees

                      Annual Account Maintenance
                        (capped at 6 accounts)              $760.00 per
                                                            account
                      Annual MORCOM Next Day                $1,385.00 per
                                                            account
                      Annual MORCOM Check                   $715.00 per
                                                            account

                      Batch File Transfer (BFT)
                      Transmission (capped at 10 per month) $15.00 each

                      Same Day Match Pay (Dividend & Redemption Checks)
                        DCD Match                           $2,500.00 per
                                                            account
                        TRPS Matches                        .005 per item

                      Checks Paid
                        Up to 500,000 items                 $0.051
                        Up to 750,000 items                 $0.042
                        Up to 1,000,000 items               $0.035

                      Stops
                        On-line                             $3.00

                      Returned Checks                       $5.00 per item

                  3. The bank may charge interest at a rate in excess of normal borrowing rates if the TRPS balance is overdrawn or is in a negative collected balance status.



























          PAGE 62
             D.   First National Bank of Maryland

                  1.  Internal Fund Transfer                $6.00
                  2.  Returned Items                        $2.70
                  3.  Deposit Items                         Charge varies
                                                            1
                  4.  Deposit Tickets                       $.45
                  5.  Return/redeposit items                $3.00
                  6.  Deposit Corrections                   $4.50
                  7.  Check copy                            $9.00
                  8.  First Facts
                        CDA Repetitive Wire                 $3.95
                        System Reports/Per Module           $27.00
                        Per Report Previous Day             $1.80
                        Per Report Current Day              $3.60
                  9.  Account maintenance                   $11.25
                  10. Debit item                            $.54
                  11. Credit transaction                    $.54
                  12. Foreign Deposit Check amount $1,000-$4,999      $7.50
                          $5,000-19,999                     $15.00
                          < $20,000                         $20.00
                  13. ACH Debit                             $.117
                  14. Tax Deposits                          $.90
                  15. Film - Monthly                        $121.50

                  16. TRPS may be charged interest when TRPS's
                      balance at FNB is in a negative collected balance status. TRPS may also receive balance credits on a positive investable balance
                  17. FDIC Passthrough charged at prevailing FDIC rates

          III.    New Funds

             Funds added during the term of this contract may have their Maintenance and Transaction charges and other charges (Section
             I) waived for a period of time, as agreed to by TRPS and Fund Directors, following the establishment of the Fund. Out-of-pocket expenses will be billed to the Fund from the Fund's inception.





                                        ____________________

               1Charge varies by District, $ .0247 to $ .1147


















          PAGE 63
          IN WITNESS WHEREOF, T.Rowe Price Funds and T.Rowe Price Services, Inc. have agreed upon this fee schedule to be executed in their names and on their behalf through their duly authorized officers:

          T. ROWE PRICE FUNDS           T. ROWE PRICE SERVICES, INC.


          NAME  ____________________    NAME  _________________________

          TITLE  ______________________ TITLE _________________________

          DATE  _______________________ DATE  _________________________





















































          PAGE 64
                                   AMENDMENT NO. 1
                        TRANSFER AGENCY AND SERVICE AGREEMENT
                                       Between
                             T. ROWE PRICE SERVICES, INC.
                                         And
                               THE T. ROWE PRICE FUNDS

               The Transfer  Agency  and Service  Agreement  of January  1,

          1995,  between T.  Rowe  Price  Services, Inc.  and  each of  the

          Parties listed  on Appendix  A thereto is  hereby amended,  as of

          January 25,  1995, by adding  thereto the T. Rowe  Price Emerging

          Markets  Stock Fund,  a  separate  series of  the  T. Rowe  Price

          International Funds, Inc.

                              T. ROWE PRICE ADJUSTABLE RATE U.S. GOVERNMENT
                                FUND, INC.

                              T. ROWE PRICE BALANCED FUND, INC.

                              T. ROWE PRICE BLUE CHIP GROWTH FUND, INC.

                              T.  ROWE  PRICE  CALIFORNIA  TAX-FREE  INCOME
                              TRUST
                              California Tax-Free Bond Fund
                              California Tax-Free Money Fund

                              T. ROWE PRICE CAPITAL APPRECIATION FUND

                              T. ROWE PRICE CAPITAL OPPORTUNITY FUND, INC.

                              T. ROWE PRICE DIVIDEND GROWTH FUND, INC

                              T. ROWE PRICE EQUITY INCOME FUND

                              T. ROWE PRICE EQUITY SERIES, INC.
                              T. Rowe Price Equity Income Portfolio
                              T. Rowe Price New America Growth Portfolio
                              T.  Rowe  Price  Personal  Strategy  Balanced
                              Portfolio

                              T. ROWE PRICE FIXED INCOME SERIES, INC.
                              T. Rowe Price Limited-Term Bond Portfolio


















                              T. ROWE PRICE GNMA FUND

          PAGE 65
                              T. ROWE PRICE GROWTH & INCOME FUND, INC.

                              T. ROWE PRICE GROWTH STOCK FUND, INC.

                              T. ROWE PRICE HIGH YIELD FUND, INC.

                              T. ROWE PRICE INDEX TRUST, INC.
                              T. Rowe Price Equity Index Fund

                              INSTITUTIONAL INTERNATIONAL FUNDS, INC.
                              Foreign Equity Fund

                              T. ROWE PRICE INTERNATIONAL EQUITY FUND, INC.

                              T. ROWE PRICE INTERNATIONAL FUNDS, INC.
                              T. Rowe Price International Bond Fund
                              T. Rowe Price International Discovery Fund
                              T. Rowe Price International Stock Fund
                              T. Rowe Price European Stock Fund
                              T. Rowe Price New Asia Fund
                              T. Rowe Price Global Government Bond Fund
                              T. Rowe Price Japan Fund
                              T. Rowe Price Short-Term Global Fund
                              T. Rowe Price Latin America Fund
                              T. Rowe Price Emerging Markets Bond Fund
                              T. Rowe Price Emerging Markets Stock Fund

                              T. ROWE PRICE INTERNATIONAL SERIES, INC.
                              T. Rowe Price International Stock Portfolio

                              T. ROWE PRICE MID-CAP GROWTH FUND, INC.

                              T. ROWE PRICE NEW AMERICA GROWTH FUND

                              T. ROWE PRICE NEW ERA FUND, INC.

                              T. ROWE PRICE NEW HORIZONS FUNDS, INC.

                              T. ROWE PRICE NEW INCOME FUND, INC.

                              T. ROWE PRICE OTC FUND, INC.
                              T. Rowe Price OTC Fund

                              T. ROWE PRICE PERSONAL STRATEGY FUNDS, INC.
                              T. Rowe Price Personal Strategy Balanced Fund


















                              T. Rowe Price Personal Strategy Growth Fund
                              T. Rowe Price Personal Strategy Income Fund
          PAGE 66

                              T. ROWE PRICE PRIME RESERVE FUND, INC.

                              T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC.

                              T. ROWE PRICE SHORT-TERM BOND FUND, INC.

                              T. ROWE PRICE SMALL-CAP VALUE FUND, INC.

                              T. ROWE PRICE SPECTRUM FUND, INC.
                              Spectrum Growth Fund
                              Spectrum Income Fund

                              T. ROWE PRICE STATE TAX-FREE INCOME TRUST
                              Maryland Tax-Free Bond Fund
                              Maryland Short-Term Tax-Free Bond Fund
                              New York Tax-Free Bond Fund
                              New York Tax-Free Money Fund
                              New Jersey Tax-Free Bond Fund
                              Virginia Tax-Free Bond Fund
                              Virginia Short-Term Tax-Free Bond Fund
                              Florida Insured Intermediate Tax-Free Fund
                              Georgia Tax-Free Bond Fund

                              T. ROWE PRICE SUMMIT FUNDS, INC.
                              T. Rowe Price Summit Cash Reserves Fund
                              T. Rowe Price Summit Limited-Term Bond Fund
                              T. Rowe Price Summit GNMA Fund

                              T. ROWE PRICE SUMMIT MUNICIPAL FUNDS, INC.
                              T. Rowe  Price Summit Municipal  Money Market
                              Fund
                              T. Rowe  Price Summit  Municipal Intermediate
                              Fund
                              T. Rowe Price Summit Municipal Income Fund

                              T. ROWE PRICE TAX-EXEMPT MONEY FUND, INC.

                              T. ROWE PRICE TAX-FREE HIGH YIELD FUND, INC.

                              T. ROWE PRICE TAX-FREE INCOME FUND, INC.

                              T. ROWE PRICE TAX-FREE INSURED INTERMEDIATE FUND, INC.



















                              T.  ROWE  PRICE  TAX-FREE  SHORT-INTERMEDIATE
                              FUND, INC.

          PAGE 67

                              T. ROWE PRICE U.S. TREASURY FUNDS, INC.
                              U.S. Treasury Intermediate Fund
                              U.S. Treasury Long-Term Fund
                              U.S. Treasury Money Fund

                              T. ROWE PRICE VALUE FUND, INC.
          Attest:

          /s/Patricia S. Butcher        /s/Carmen F. Deyesu
          ______________________        ______________________________
          Patricia S. Butcher,          By:  Carmen F. Deyesu
          Assistant Secretary

          Attest:                       T. ROWE PRICE SERVICES, INC.

          /s/Barbara A. Van Horn        /s/Henry H. Hopkins
          ______________________        ______________________________
          Barbara A. Van Horn,          By:  Henry H. Hopkins,
          Assistant Secretary                Vice President










































          PAGE 68
                                   AMENDMENT NO. 2
                        TRANSFER AGENCY AND SERVICE AGREEMENT
                                       Between
                             T. ROWE PRICE SERVICES, INC.
                                         And
                               THE T. ROWE PRICE FUNDS

               The Transfer  Agency  and Service  Agreement  of January  1,

          1995,  between T.  Rowe  Price  Services, Inc.  and  each of  the

          Parties listed  on Appendix  A thereto is  hereby amended,  as of

          January 25,  1995, by adding  thereto the T. Rowe  Price Emerging

          Markets  Stock Fund,  a  separate  series of  the  T. Rowe  Price

          International Funds, Inc.

                              T. ROWE PRICE ADJUSTABLE RATE U.S. GOVERNMENT
                                FUND, INC.

                              T. ROWE PRICE BALANCED FUND, INC.

                              T. ROWE PRICE BLUE CHIP GROWTH FUND, INC.

                              T.  ROWE  PRICE  CALIFORNIA  TAX-FREE  INCOME
                              TRUST
                              California Tax-Free Bond Fund
                              California Tax-Free Money Fund

                              T. ROWE PRICE CAPITAL APPRECIATION FUND

                              T. ROWE PRICE CAPITAL OPPORTUNITY FUND, INC.

                              T. ROWE PRICE DIVIDEND GROWTH FUND, INC

                              T. ROWE PRICE EQUITY INCOME FUND

                              T. ROWE PRICE EQUITY SERIES, INC.
                              T. Rowe Price Equity Income Portfolio
                              T. Rowe Price New America Growth Portfolio
                              T.  Rowe  Price  Personal  Strategy  Balanced
                              Portfolio

                              T. ROWE PRICE FIXED INCOME SERIES, INC.
                              T. Rowe Price Limited-Term Bond Portfolio


















                              T. ROWE PRICE GNMA FUND


          PAGE 69
                              T. ROWE PRICE GROWTH & INCOME FUND, INC.

                              T. ROWE PRICE GROWTH STOCK FUND, INC.

                              T. ROWE PRICE HIGH YIELD FUND, INC.

                              T. ROWE PRICE INDEX TRUST, INC.
                              T. Rowe Price Equity Index Fund

                              INSTITUTIONAL INTERNATIONAL FUNDS, INC.
                              Foreign Equity Fund

                              T. ROWE PRICE INTERNATIONAL EQUITY FUND, INC.

                              T. ROWE PRICE INTERNATIONAL FUNDS, INC.
                              T. Rowe Price International Bond Fund
                              T. Rowe Price International Discovery Fund
                              T. Rowe Price International Stock Fund
                              T. Rowe Price European Stock Fund
                              T. Rowe Price New Asia Fund
                              T. Rowe Price Global Government Bond Fund
                              T. Rowe Price Japan Fund
                              T. Rowe Price Short-Term Global Fund
                              T. Rowe Price Latin America Fund
                              T. Rowe Price Emerging Markets Bond Fund
                              T. Rowe Price Emerging Markets Stock Fund

                              T. ROWE PRICE INTERNATIONAL SERIES, INC.
                              T. Rowe Price International Stock Portfolio

                              T. ROWE PRICE MID-CAP GROWTH FUND, INC.

                              T. ROWE PRICE NEW AMERICA GROWTH FUND

                              T. ROWE PRICE NEW ERA FUND, INC.

                              T. ROWE PRICE NEW HORIZONS FUNDS, INC.

                              T. ROWE PRICE NEW INCOME FUND, INC.

                              T. ROWE PRICE OTC FUND, INC.
                              T. Rowe Price OTC Fund

                              T. ROWE PRICE PERSONAL STRATEGY FUNDS, INC.


















                              T. Rowe Price Personal Strategy Balanced Fund
                              T. Rowe Price Personal Strategy Growth Fund
                              T. Rowe Price Personal Strategy Income Fund

          PAGE 70
                              T. ROWE PRICE PRIME RESERVE FUND, INC.

                              T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC.

                              T. ROWE PRICE SHORT-TERM BOND FUND, INC.

                              T. ROWE PRICE SMALL-CAP VALUE FUND, INC.

                              T. ROWE PRICE SPECTRUM FUND, INC.
                              Spectrum Growth Fund
                              Spectrum Income Fund

                              T. ROWE PRICE STATE TAX-FREE INCOME TRUST
                              Maryland Tax-Free Bond Fund
                              Maryland Short-Term Tax-Free Bond Fund
                              New York Tax-Free Bond Fund
                              New York Tax-Free Money Fund
                              New Jersey Tax-Free Bond Fund
                              Virginia Tax-Free Bond Fund
                              Virginia Short-Term Tax-Free Bond Fund
                              Florida Insured Intermediate Tax-Free Fund
                              Georgia Tax-Free Bond Fund

                              T. ROWE PRICE SUMMIT FUNDS, INC.
                              T. Rowe Price Summit Cash Reserves Fund
                              T. Rowe Price Summit Limited-Term Bond Fund
                              T. Rowe Price Summit GNMA Fund

                              T. ROWE PRICE SUMMIT MUNICIPAL FUNDS, INC.
                              T. Rowe Price  Summit Municipal Money  Market
                              Fund
                              T. Rowe  Price Summit  Municipal Intermediate
                              Fund
                              T. Rowe Price Summit Municipal Income Fund

                              T. ROWE PRICE TAX-EXEMPT MONEY FUND, INC.

                              T. ROWE PRICE TAX-FREE HIGH YIELD FUND, INC.

                              T. ROWE PRICE TAX-FREE INCOME FUND, INC.

                              T. ROWE PRICE TAX-FREE INSURED INTERMEDIATE FUND, INC.


















                              T.  ROWE  PRICE  TAX-FREE  SHORT-INTERMEDIATE
                              FUND, INC.


          PAGE 71
                              T. ROWE PRICE U.S. TREASURY FUNDS, INC.
                              U.S. Treasury Intermediate Fund
                              U.S. Treasury Long-Term Fund
                              U.S. Treasury Money Fund

                              T. ROWE PRICE VALUE FUND, INC.
          Attest:

          /s/Patricia S. Butcher        /s/Carmen F. Deyesu
          ______________________        ______________________________
          Patricia S. Butcher,          By:  Carmen F. Deyesu
          Assistant Secretary

          Attest:                       T. ROWE PRICE SERVICES, INC.

          /s/Barbara A. Van Horn        /s/Henry H. Hopkins
          ______________________        ______________________________
          Barbara A. Van Horn,          By:  Henry H. Hopkins,
          Assistant Secretary                Vice President










































          PAGE 72
                                   AMENDMENT NO. 3
                        TRANSFER AGENCY AND SERVICE AGREEMENT
                                       Between
                             T. ROWE PRICE SERVICES, INC.
                                         And
                               THE T. ROWE PRICE FUNDS

               The Transfer  Agency  and Service  Agreement  of January  1,

          1995,  between T.  Rowe  Price  Services, Inc.  and  each of  the

          Parties listed  on Appendix  A thereto is  hereby amended,  as of

          September 20, 1995, by adding thereto the T. Rowe Price Corporate

          Income Fund, Inc.

                              T. ROWE PRICE ADJUSTABLE RATE U.S. GOVERNMENT FUND, INC., now known as T. ROWE PRICE SHORT-TERM U.S. GOVERNMENT FUND, INC.

                              T. ROWE PRICE BALANCED FUND, INC.

                              T. ROWE PRICE BLUE CHIP GROWTH FUND, INC.

                              T.  ROWE  PRICE  CALIFORNIA  TAX-FREE  INCOME
                              TRUST
                              California Tax-Free Bond Fund
                              California Tax-Free Money Fund

                              T. ROWE PRICE CAPITAL APPRECIATION FUND

                              T. ROWE PRICE CAPITAL OPPORTUNITY FUND, INC.

                              T. ROWE PRICE CORPORATE INCOME FUND, INC.

                              T. ROWE PRICE DIVIDEND GROWTH FUND, INC

                              T. ROWE PRICE EQUITY INCOME FUND

                              T. ROWE PRICE EQUITY SERIES, INC.
                              T. Rowe Price Equity Income Portfolio
                              T. Rowe Price New America Growth Portfolio
                              T.  Rowe  Price  Personal  Strategy  Balanced
                              Portfolio

                              T. ROWE PRICE FIXED INCOME SERIES, INC.



















                              T. Rowe Price Limited-Term Bond Portfolio

                              T. ROWE PRICE GNMA FUND

          PAGE 73
                              T. ROWE PRICE GROWTH & INCOME FUND, INC.

                              T. ROWE PRICE GROWTH STOCK FUND, INC.

                              T. ROWE PRICE HIGH YIELD FUND, INC.

                              T. ROWE PRICE INDEX TRUST, INC.
                              T. Rowe Price Equity Index Fund

                              INSTITUTIONAL INTERNATIONAL FUNDS, INC.
                              Foreign Equity Fund

                              T. ROWE PRICE INTERNATIONAL EQUITY FUND, INC.

                              T. ROWE PRICE INTERNATIONAL FUNDS, INC.
                              T. Rowe Price International Bond Fund
                              T. Rowe Price International Discovery Fund
                              T. Rowe Price International Stock Fund
                              T. Rowe Price European Stock Fund
                              T. Rowe Price New Asia Fund
                              T. Rowe Price Global Government Bond Fund
                              T. Rowe Price Japan Fund
                              T. Rowe Price Short-Term Global Fund
                              T. Rowe Price Latin America Fund
                              T. Rowe Price Emerging Markets Bond Fund
                              T. Rowe Price Emerging Markets Stock Fund

                              T. ROWE PRICE INTERNATIONAL SERIES, INC.
                              T. Rowe Price International Stock Portfolio

                              T. ROWE PRICE MID-CAP GROWTH FUND, INC.

                              T. ROWE PRICE NEW AMERICA GROWTH FUND

                              T. ROWE PRICE NEW ERA FUND, INC.

                              T. ROWE PRICE NEW HORIZONS FUNDS, INC.

                              T. ROWE PRICE NEW INCOME FUND, INC.

                              T. ROWE PRICE OTC FUND, INC.
                              T. Rowe Price OTC Fund



















                              T. ROWE PRICE PERSONAL STRATEGY FUNDS, INC.
                              T. Rowe Price Personal Strategy Balanced Fund
                              T. Rowe Price Personal Strategy Growth Fund
                              T. Rowe Price Personal Strategy Income Fund

          PAGE 74
                              T. ROWE PRICE PRIME RESERVE FUND, INC.

                              T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC.

                              T. ROWE PRICE SHORT-TERM BOND FUND, INC.

                              T. ROWE PRICE SMALL-CAP VALUE FUND, INC.

                              T. ROWE PRICE SPECTRUM FUND, INC.
                              Spectrum Growth Fund
                              Spectrum Income Fund

                              T. ROWE PRICE STATE TAX-FREE INCOME TRUST
                              Maryland Tax-Free Bond Fund
                              Maryland Short-Term Tax-Free Bond Fund
                              New York Tax-Free Bond Fund
                              New York Tax-Free Money Fund
                              New Jersey Tax-Free Bond Fund
                              Virginia Tax-Free Bond Fund
                              Virginia Short-Term Tax-Free Bond Fund
                              Florida Insured Intermediate Tax-Free Fund
                              Georgia Tax-Free Bond Fund

                              T. ROWE PRICE SUMMIT FUNDS, INC.
                              T. Rowe Price Summit Cash Reserves Fund
                              T. Rowe Price Summit Limited-Term Bond Fund
                              T. Rowe Price Summit GNMA Fund

                              T. ROWE PRICE SUMMIT MUNICIPAL FUNDS, INC.
                              T. Rowe  Price Summit Municipal  Money Market
                              Fund
                              T. Rowe  Price Summit  Municipal Intermediate
                              Fund
                              T. Rowe Price Summit Municipal Income Fund

                              T. ROWE PRICE TAX-EXEMPT MONEY FUND, INC.

                              T. ROWE PRICE TAX-FREE HIGH YIELD FUND, INC.

                              T. ROWE PRICE TAX-FREE INCOME FUND, INC.

                              T. ROWE  PRICE TAX-FREE  INSURED INTERMEDIATE


















                              FUND, INC.

                              T.  ROWE  PRICE  TAX-FREE  SHORT-INTERMEDIATE
                              FUND, INC.


          PAGE 75
                              T. ROWE PRICE U.S. TREASURY FUNDS, INC.
                              U.S. Treasury Intermediate Fund
                              U.S. Treasury Long-Term Fund
                              U.S. Treasury Money Fund

                              T. ROWE PRICE VALUE FUND, INC.

          Attest:

          /s/Patricia S. Butcher        /s/Carmen F. Deyesu
          ______________________        ______________________________
          Patricia S. Butcher,          By:  Carmen F. Deyesu
          Assistant Secretary

          Attest:                       T. ROWE PRICE SERVICES, INC.

          /s/Barbara A. Van Horn        /s/Henry H. Hopkins
          ______________________        ______________________________
          Barbara A. Van Horn,          By:  Henry H. Hopkins,
          Assistant Secretary                Vice President







































          PAGE 76
                                   AMENDMENT NO. 4
                        TRANSFER AGENCY AND SERVICE AGREEMENT
                                       Between
                             T. ROWE PRICE SERVICES, INC.
                                         And
                               THE T. ROWE PRICE FUNDS

               The Transfer  Agency  and Service  Agreement  of January  1,

          1995, as amended January 25, 1995 and September 20, 1995, between

          T. Rowe Price Services,  Inc. and each of  the Parties listed  on

          Appendix A thereto  is hereby further amended, as  of October 11,

          1995,  by adding thereto the  T. Rowe Price  Global Stock Fund, a separate series of the T. Rowe Price International Funds, Inc.

                              T. ROWE PRICE ADJUSTABLE RATE U.S. GOVERNMENT FUND, INC., now known as T. ROWE PRICE SHORT-TERM U.S. GOVERNMENT FUND, INC.

                              T. ROWE PRICE BALANCED FUND, INC.

                              T. ROWE PRICE BLUE CHIP GROWTH FUND, INC.

                              T.  ROWE  PRICE  CALIFORNIA  TAX-FREE  INCOME
                              TRUST
                              California Tax-Free Bond Fund
                              California Tax-Free Money Fund

                              T. ROWE PRICE CAPITAL APPRECIATION FUND

                              T. ROWE PRICE CAPITAL OPPORTUNITY FUND, INC.

                              T. ROWE PRICE CORPORATE INCOME FUND, INC.

                              T. ROWE PRICE DIVIDEND GROWTH FUND, INC

                              T. ROWE PRICE EQUITY INCOME FUND

                              T. ROWE PRICE EQUITY SERIES, INC.
                              T. Rowe Price Equity Income Portfolio
                              T. Rowe Price New America Growth Portfolio
                              T.  Rowe  Price  Personal  Strategy  Balanced
                              Portfolio



















          PAGE 77
                              T. ROWE PRICE FIXED INCOME SERIES, INC.
                              T. Rowe Price Limited-Term Bond Portfolio

                              T. ROWE PRICE GNMA FUND

                              T. ROWE PRICE GROWTH & INCOME FUND, INC.

                              T. ROWE PRICE GROWTH STOCK FUND, INC.

                              T. ROWE PRICE HIGH YIELD FUND, INC.

                              T. ROWE PRICE INDEX TRUST, INC.
                              T. Rowe Price Equity Index Fund

                              INSTITUTIONAL INTERNATIONAL FUNDS, INC.
                              Foreign Equity Fund

                              T. ROWE PRICE INTERNATIONAL EQUITY FUND, INC.

                              T. ROWE PRICE INTERNATIONAL FUNDS, INC.
                              T. Rowe Price International Bond Fund
                              T. Rowe Price International Discovery Fund
                              T. Rowe Price International Stock Fund
                              T. Rowe Price European Stock Fund
                              T. Rowe Price New Asia Fund
                              T. Rowe Price Global Government Bond Fund
                              T. Rowe Price Japan Fund
                              T. Rowe Price Short-Term Global Fund
                              T. Rowe Price Latin America Fund
                              T. Rowe Price Emerging Markets Bond Fund
                              T. Rowe Price Emerging Markets Stock Fund
                              T. Rowe Price Global Stock Fund

                              T. ROWE PRICE INTERNATIONAL SERIES, INC.
                              T. Rowe Price International Stock Portfolio

                              T. ROWE PRICE MID-CAP GROWTH FUND, INC.

                              T. ROWE PRICE NEW AMERICA GROWTH FUND

                              T. ROWE PRICE NEW ERA FUND, INC.

                              T. ROWE PRICE NEW HORIZONS FUNDS, INC.

                              T. ROWE PRICE NEW INCOME FUND, INC.



















          PAGE 78
                              T. ROWE PRICE OTC FUND, INC.
                              T. Rowe Price OTC Fund

                              T. ROWE PRICE PERSONAL STRATEGY FUNDS, INC.
                              T. Rowe Price Personal Strategy Balanced Fund
                              T. Rowe Price Personal Strategy Growth Fund
                              T. Rowe Price Personal Strategy Income Fund

                              T. ROWE PRICE PRIME RESERVE FUND, INC.

                              T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC.

                              T. ROWE PRICE SHORT-TERM BOND FUND, INC.

                              T. ROWE PRICE SMALL-CAP VALUE FUND, INC.

                              T. ROWE PRICE SPECTRUM FUND, INC.
                              Spectrum Growth Fund
                              Spectrum Income Fund

                              T. ROWE PRICE STATE TAX-FREE INCOME TRUST
                              Maryland Tax-Free Bond Fund
                              Maryland Short-Term Tax-Free Bond Fund
                              New York Tax-Free Bond Fund
                              New York Tax-Free Money Fund
                              New Jersey Tax-Free Bond Fund
                              Virginia Tax-Free Bond Fund
                              Virginia Short-Term Tax-Free Bond Fund
                              Florida Insured Intermediate Tax-Free Fund
                              Georgia Tax-Free Bond Fund

                              T. ROWE PRICE SUMMIT FUNDS, INC.
                              T. Rowe Price Summit Cash Reserves Fund
                              T. Rowe Price Summit Limited-Term Bond Fund
                              T. Rowe Price Summit GNMA Fund

                              T. ROWE PRICE SUMMIT MUNICIPAL FUNDS, INC.
                              T. Rowe  Price Summit Municipal  Money Market
                              Fund
                              T. Rowe  Price Summit  Municipal Intermediate
                              Fund
                              T. Rowe Price Summit Municipal Income Fund

                              T. ROWE PRICE TAX-EXEMPT MONEY FUND, INC.

                              T. ROWE PRICE TAX-FREE HIGH YIELD FUND, INC.



















          PAGE 79
                              T. ROWE PRICE TAX-FREE INCOME FUND, INC.

                              T. ROWE PRICE TAX-FREE INSURED INTERMEDIATE FUND, INC.

                              T.  ROWE  PRICE  TAX-FREE  SHORT-INTERMEDIATE
                              FUND, INC.

                              T. ROWE PRICE U.S. TREASURY FUNDS, INC.
                              U.S. Treasury Intermediate Fund
                              U.S. Treasury Long-Term Fund
                              U.S. Treasury Money Fund

                              T. ROWE PRICE VALUE FUND, INC.

          Attest:

          /s/Patricia S. Butcher        /s/Carmen F. Deyesu
          ______________________        ______________________________
          Patricia S. Butcher,          By:  Carmen F. Deyesu
          Assistant Secretary

          Attest:                       T. ROWE PRICE SERVICES, INC.

          /s/Barbara A. Van Horn        /s/Henry H. Hopkins
          ______________________        ______________________________
          Barbara A. Van Horn,          By:  Henry H. Hopkins,
          Assistant Secretary                Vice President





































          PAGE 80
                                   AMENDMENT NO. 5
                        TRANSFER AGENCY AND SERVICE AGREEMENT
                                       Between
                             T. ROWE PRICE SERVICES, INC.
                                         And
                               THE T. ROWE PRICE FUNDS

               The Transfer  Agency  and Service  Agreement  of January  1,

          1995,  as  amended  January 25,  1995,  September  20, 1995,  and

          October 11, 1995,  between T. Rowe Price Services,  Inc. and each of the  Parties listed  on Appendix A  thereto is  hereby further amended, as of December  11, 1995, by adding thereto  the T. Rowe

          Price Health Sciences Fund, Inc.

                              T. ROWE PRICE ADJUSTABLE RATE U.S. GOVERNMENT FUND, INC., now known as T. ROWE PRICE SHORT-TERM U.S. GOVERNMENT FUND, INC.

                              T. ROWE PRICE BALANCED FUND, INC.

                              T. ROWE PRICE BLUE CHIP GROWTH FUND, INC.

                              T.  ROWE  PRICE  CALIFORNIA  TAX-FREE  INCOME
                              TRUST
                              California Tax-Free Bond Fund
                              California Tax-Free Money Fund

                              T. ROWE PRICE CAPITAL APPRECIATION FUND

                              T. ROWE PRICE CAPITAL OPPORTUNITY FUND, INC.

                              T. ROWE PRICE CORPORATE INCOME FUND, INC.

                              T. ROWE PRICE DIVIDEND GROWTH FUND, INC

                              T. ROWE PRICE EQUITY INCOME FUND

                              T. ROWE PRICE EQUITY SERIES, INC.
                              T. Rowe Price Equity Income Portfolio
                              T. Rowe Price New America Growth Portfolio
                              T.  Rowe  Price  Personal  Strategy  Balanced
                              Portfolio



















          PAGE 81
                              T. ROWE PRICE FIXED INCOME SERIES, INC.
                              T. Rowe Price Limited-Term Bond Portfolio

                              T. ROWE PRICE GNMA FUND

                              T. ROWE PRICE GROWTH & INCOME FUND, INC.

                              T. ROWE PRICE GROWTH STOCK FUND, INC.

                              T. ROWE PRICE HEALTH SCIENCES FUND, INC.
                              T. ROWE PRICE HIGH YIELD FUND, INC.

                              T. ROWE PRICE INDEX TRUST, INC.
                              T. Rowe Price Equity Index Fund

                              INSTITUTIONAL INTERNATIONAL FUNDS, INC.
                              Foreign Equity Fund

                              T. ROWE PRICE INTERNATIONAL EQUITY FUND, INC.

                              T. ROWE PRICE INTERNATIONAL FUNDS, INC.
                              T. Rowe Price International Bond Fund
                              T. Rowe Price International Discovery Fund
                              T. Rowe Price International Stock Fund
                              T. Rowe Price European Stock Fund
                              T. Rowe Price New Asia Fund
                              T. Rowe Price Global Government Bond Fund
                              T. Rowe Price Japan Fund
                              T. Rowe Price Short-Term Global Fund
                              T. Rowe Price Latin America Fund
                              T. Rowe Price Emerging Markets Bond Fund
                              T. Rowe Price Emerging Markets Stock Fund
                              T. Rowe Price Global Stock Fund

                              T. ROWE PRICE INTERNATIONAL SERIES, INC.
                              T. Rowe Price International Stock Portfolio

                              T. ROWE PRICE MID-CAP GROWTH FUND, INC.

                              T. ROWE PRICE NEW AMERICA GROWTH FUND

                              T. ROWE PRICE NEW ERA FUND, INC.

                              T. ROWE PRICE NEW HORIZONS FUNDS, INC.

                              T. ROWE PRICE NEW INCOME FUND, INC.



















          PAGE 82
                              T. ROWE PRICE OTC FUND, INC.
                              T. Rowe Price OTC Fund

                              T. ROWE PRICE PERSONAL STRATEGY FUNDS, INC.
                              T. Rowe Price Personal Strategy Balanced Fund
                              T. Rowe Price Personal Strategy Growth Fund
                              T. Rowe Price Personal Strategy Income Fund

                              T. ROWE PRICE PRIME RESERVE FUND, INC.

                              T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC.

                              T. ROWE PRICE SHORT-TERM BOND FUND, INC.

                              T. ROWE PRICE SMALL-CAP VALUE FUND, INC.

                              T. ROWE PRICE SPECTRUM FUND, INC.
                              Spectrum Growth Fund
                              Spectrum Income Fund

                              T. ROWE PRICE STATE TAX-FREE INCOME TRUST
                              Maryland Tax-Free Bond Fund
                              Maryland Short-Term Tax-Free Bond Fund
                              New York Tax-Free Bond Fund
                              New York Tax-Free Money Fund
                              New Jersey Tax-Free Bond Fund
                              Virginia Tax-Free Bond Fund
                              Virginia Short-Term Tax-Free Bond Fund
                              Florida Insured Intermediate Tax-Free Fund
                              Georgia Tax-Free Bond Fund

                              T. ROWE PRICE SUMMIT FUNDS, INC.
                              T. Rowe Price Summit Cash Reserves Fund
                              T. Rowe Price Summit Limited-Term Bond Fund
                              T. Rowe Price Summit GNMA Fund

                              T. ROWE PRICE SUMMIT MUNICIPAL FUNDS, INC.
                              T. Rowe  Price Summit Municipal  Money Market
                              Fund
                              T. Rowe  Price Summit  Municipal Intermediate
                              Fund
                              T. Rowe Price Summit Municipal Income Fund

                              T. ROWE PRICE TAX-EXEMPT MONEY FUND, INC.

                              T. ROWE PRICE TAX-FREE HIGH YIELD FUND, INC.



















          PAGE 83
                              T. ROWE PRICE TAX-FREE INCOME FUND, INC.

                              T. ROWE PRICE TAX-FREE INSURED INTERMEDIATE
                              FUND, INC.

                              T. ROWE PRICE TAX-FREE SHORT-INTERMEDIATE
                              FUND, INC.

                              T. ROWE PRICE U.S. TREASURY FUNDS, INC.
                              U.S. Treasury Intermediate Fund
                              U.S. Treasury Long-Term Fund
                              U.S. Treasury Money Fund

                              T. ROWE PRICE VALUE FUND, INC.

          Attest:

          /s/Patricia S. Butcher        /s/Carmen F. Deyesu
          ______________________        ______________________________
          Patricia S. Butcher,          By:  Carmen F. Deyesu
          Assistant Secretary

          Attest:                       T. ROWE PRICE SERVICES, INC.

          /s/Barbara A. Van Horn        /s/Henry H. Hopkins
          ______________________        ______________________________
          Barbara A. Van Horn,          By:  Henry H. Hopkins,
          Assistant Secretary                Vice President